UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2011
COMARCO, INC.
(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 599-7400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.02
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Executive Officer Resignation/Termination
          Effective August 15, 2011, the Board of Directors terminated the employment of Fredrik Torstensson, as the Company’s Interim President, CEO and Vice President of Sales & Marketing.
(c)	Appointment of New Executive Officer
               Also, on August 15, 2011, the Board of Directors appointed Thomas W. Lanni, who since February 2004 has been the Company’s Vice President and Chief Technology Officer, to serve as the Company’s President and Chief Executive Officer. The Board also elected Mr. Lanni as a Director.
               Mr. Lanni, age 58, has more than 27 years of experience in the technology of power systems and joined the Company in 1994. Prior to joining the Company, he was President of Power Conversion Technologies, Inc. (from 1992 to 1994). From 1987 to 1992, he was Vice President of Engineering at Bruno New York Industries Inc., a military weaponry specialist firm. Prior to that position, from 1982 to 1987, he was Engineering Group Leader at Aerospace Avionics, Inc., a company whose various manufacturing activities are carried out through its Aerospace, Specialty Engineering, Medical and Detection divisions. There are no family relationships between Mr. Lanni and any other officers or directors of the Company.
          There is no immediate change in Mr. Lanni’s compensation as a result of his promotion to the positions of President and Chief Executive Officer and no additional compensation will be paid to Mr. Lanni as a Director.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective August 15, 2011, the Board amended Section 1(b) of Article IV of the Company’s Bylaws to increase the authorized number of directors from five to six. The text of Section 1(b) of Article IV of the Company’s Bylaws, as amended, reads as follows:
          “The exact number of directors shall be six, until changed as provided in subdivision (a) of this Section.”

Item 7.01	Regulation FD Disclosure.
        On August 18, 2011, the Company issued a press release announcing the termination of Mr. Torstensson as the Company’s Interim President, CEO and Vice President of Sales and Marketing and the appointment of Mr. Lanni as the Company’s President and CEO and his appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
        In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01, and Exhibit 99.1 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.02	Bylaws of Comarco, Inc., as amended.

99.1
Press Release issued by Comarco, Inc. on August 18, 2011 announcing the termination of Fredrik Torstensson as Interim President & CEO, and the appointment of Thomas Lanni as the Company’s President & CEO and Director.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
Dated: August 18, 2011	By:	/s/ ALISHA K. CHARLTON
Alisha K. Charlton
Vice President and Chief Accounting Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description
3.02	Bylaws of Comarco, Inc., as amended.

99.1
Press Release issued by Comarco, Inc. on August 18, 2011 announcing the termination of Fredrik Torstensson as Interim President & CEO and Vice President of Sales and Marketing, and the appointment of Thomas Lanni as the Company’s President & CEO and Director.